UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2006

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                  000-50908                     20-1195343
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)

450 Park Avenue, 10th Floor, New York, New York                         10022
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 644-3450

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

      On June 4, 2006, the Board of Directors of the Registrant amended the Registrant's bylaws to ensure the Registrant's compliance with the citizenship requirements of the U.S. maritime laws, including the Shipping Act, 1916, and the Merchant Marine Act, 1920, commonly referred to as the Jones Act. Pursuant to the bylaw amendments, (i) no more than a minority of the directors necessary to constitute a quorum may be non-citizens of the United States; (ii) the Chief Executive Officer, Chairman of the Board of Directors and anyone authorized to act in the absence of the Chairman must all be United States citizens; and (iii) at least a majority of a committee of the Board of Directors must be present to constitute a quorum for a meeting of that committee.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

Exhibit 3.1 - Amended bylaws of Rand Logistics, Inc.

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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RAND LOGISTICS, INC.


Date: June 6, 2006                              By: /s/ Laurence S. Levy
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                                                Name: Laurence S. Levy
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer